                                                                   EXHIBIT 10.84

                              Home Properties, L.P.
                           Amendment No. Eighty-One to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the "Partnership  Agreement") is hereby amended effective May
16, 2006 to  substitute  the  "Schedule A" attached  hereto for the "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                           Amendment No. Eighty-Two to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the "Partnership Agreement") is hereby amended effective June
30, 2006 to  substitute  the  "Schedule A" attached  hereto for the "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary